SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                             FORM 8-K

                         CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        August 31, 2017
                        Date of Report
               (Date of Earliest Event Reported)

                EUROPEAN CPG ACQUISITION CORP.
        (Exact Name of Registrant as Specified in its Charter)

             ECHO SOUND ACQUISITION CORPORATION
      (Former Name of Registrant as Specified in its Charter)

 Delaware                 000-55735                    81-4664596
(State or other      (Commission File Number)         (IRS Employer
jurisdiction                                        of incorporation)

                   650 Forest Edge Drive
              Vernon Hills, Illinois 60061
      (Address of principal executive offices) (zip code)

                     847-505-0489
     (Registrant's telephone number, including area code

               9545 Wilshire Boulevard
           Beverly Hills, California 90212
     (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On September 1, 2017, European CPG Acquisition Corp., formerly Echo Sound Acquisition Corporation. (the "Registrant" or the "Company") issued 10,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 10,250,000 shares of common stock as follows:

               Igor Gabal          2,800,000
               GP Michigan, LLC    7,200,000

    With the issuance of the stock and the redemption of 19,750,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On August 31, 2017, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant cancelled an aggregate of 19,750,000 of the then 20,000,000 shares of outstanding stock valued at par.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 18, 2017 as amended and supplemented by the information contained in this report.

    The Registrant has been formed to acquire, operate, develop, grow and sell one or more businesses in the middle-market value companies in any business, industry, sector or location. The Registrant intends to build an industrial manufacturing, distribution or services business.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On August 31, 2017, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Igor Gabal was named sole director of the Registrant:

         Igor Gabal was named President, Secretary and Chief Financial Officer of the Registrant.

    Igor Gabal serves as President, Secretary, Chief Financial Officer and sole
director of the Registrant.   Mr. Gabal has over 15 years of middle-market
private equity investment experience primarily in real estate, industrial manufacturing, consumer packaged goods distribution or services operating industries. He has initiated and overseen add-on acquisitions, debt capital market issues for NAAMG owned companies and has experience and relationships with middle-market private equity firms, investment banks and debt financing sources. Mr. Gabal served as a board member and managing member for Guterman Partners Companies since 2009. Mr. Gabal received his Bachelor of Science in Business Management degree from DeVry Institute in 2000 and also attended Kellogg School of Management 2000-2002.


                                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             EUROPEAN CPG ACQUISITION CORP.


Date: September 1, 2017

                             Igor Gabal, President